UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025 (May 28, 2025)

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone numbers, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The 2025 annual meeting of shareholders (the “Annual Meeting”) of Howmet Aerospace Inc. (the “Company”) was held on May 28, 2025.

(b)	Set forth below are the results of each of the matters submitted to a vote of the shareholders at the Annual Meeting. Shareholders considered three proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2025, as supplemented by a proxy statement supplement filed with the SEC on May 9, 2025 (collectively, the “2025 Proxy Statement”).

As of the close of business on March 31, 2025, the record date of the Annual Meeting, there were 404,463,735 shares of common stock outstanding and entitled to vote. Of this amount, 369,855,841 shares of common stock were represented in person or by proxy at the Annual Meeting.

Item 1. Each of the nine director nominees named in the 2025 Proxy Statement for election to the Company’s Board of Directors was elected for a one-year term expiring on the date of the Company’s 2026 annual meeting of shareholders, based upon the following votes:

Nominees	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	342,200,243	7,432,260	300,821	19,922,517
Amy E. Alving	345,462,789	4,008,518	462,017	19,922,517
Sharon R. Barner	325,109,640	24,519,583	304,101	19,922,517
Joseph S. Cantie	348,015,182	1,611,919	306,223	19,922,517
Robert F. Leduc	348,040,694	1,588,256	304,374	19,922,517
Jody G. Miller	348,248,776	1,380,475	304,073	19,922,517
John C. Plant	328,200,113	21,436,994	296,217	19,922,517
Ulrich R. Schmidt	345,584,756	4,043,651	304,917	19,922,517
Gunner S. Smith	347,596,701	2,028,147	308,476	19,922,517

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2025 was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
348,063,495	21,557,681	234,665	0

Item 3. The advisory vote on executive compensation was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
330,581,393	18,335,752	1,016,179	19,922,517

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: June 3, 2025	By:	/s/ Lola F. Lin
	Name:	Lola F. Lin
	Title:	Executive Vice President, Chief Legal and Compliance Officer and Secretary

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